SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 21, 2005

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
 (Address of Principal Executive Office)

(205) 444-4600
 (Registrant’s telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition:

          On April 21, 2005, the Company issued a news release announcing its financial results for the quarter ended March 31, 2005, which also referenced a conference call to discuss these results and provide an update on the status of the Company’s programs. A copy of the news release is furnished as exhibit 99.1 hereto and is incorporated by reference into Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits:

Exhibit No.	Description

99.1	Press release dated April 21, 2005 entitled “BioCryst Reports First Quarter 2005 Financial Results”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2005	BIOCRYST PHARMACEUTICALS, INC.

	By:	/s/ MICHAEL A. DARWIN

Michael A. Darwin
Chief Financial Officer and Chief
Accounting Officer

EXHIBIT INDEX

Item	Description

99.1	Press release dated April 21, 2005 entitled “BioCryst Reports First Quarter 2005 Financial Results”